UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

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U.S. Well Services, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 Post Oak Boulevard
Suite 1800

Houston, TX 77056

(Address of principal executive offices)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	USWS	NASDAQ Capital Market
Warrants	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

U.S. Well Services, Inc. (the “Company”) held its annual meeting of stockholders on May 14, 2021 and the Company’s stockholders voted on four proposals.

The first proposal was the election of three (3) individuals to serve as Class III directors of the Company until the 2024 annual meeting of stockholders, and until their successors are elected and qualified or until their earlier death, resignation or removal. The election of the three (3) directors was approved as follows:

Proposal 1
Nominees for Directors	Votes For	Withheld	Broker Non-Votes
Ryan Carroll	46,238,818	1,359,155	12,423,451
David Treadwell	46,229,969	1,368,004	12,423,451
Eddie Watson	47,365,457	232,516	12,423,451

The second proposal was the approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Second A&R Certificate of Incorporation”) to effect, at the discretion of our board of directors, at a ratio of not less than one-for-two (1:2) and not greater than one-for-ten (1:10), a reverse split of our common stock (the “Reverse Stock Split”). The votes on the proposal were:

Proposal 2	Votes For	Votes Against	Abstentions
Approval of an amendment to the Second A&R Certificate of Incorporation for Reverse Stock Split	56,937,775	3,000,768	82,880

The third proposal was the approval of the Amended and Restated U.S. Well Services, Inc. 2018 Stock Incentive Plan (the “A&R LTIP”) to increase the maximum number of shares of the Company’s Class A common stock that may be issued under the A&R LTIP by 10,789,174 shares. The votes on the proposal were:

Proposal 3	Votes For	Votes Against	Abstentions
Approval of A&R LTIP	42,641,130	3,329,688	1,627,155

The fourth proposal was the ratification of the appointment of KPMG LLP, an independent registered public accounting firm, as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021. The votes on the proposal were:

Proposal 4	Votes For	Votes Against	Abstentions
Ratification of KPMG LLP	58,939,256	573,078	509,090

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. Well Services, Inc.

Dated: May 17, 2021	By:	/s/ Erin C. Simonson
	Name:	Erin C. Simonson
	Title:	Corporate Secretary